TRANSPARENT VALUE TRUST

Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, and Transparent Value Small-Cap Fund, each a series of Transparent Value Trust.

SUPPLEMENT DATED JUNE 1, 2015

TO THE PROSPECTUS DATED JANUARY 28, 2015, AS SUPPLEMENTED JANUARY 28, 2015 AND FEBRUARY 27, 2015

The following sentences replace the first and second sentences under the “Rights of Accumulation” section on page 87 of the prospectus:

In calculating the appropriate sales charge rate on new purchases of Class A Shares, this right allows you to add the value of any shares of the Fund or Funds you already own to the amount that you are currently purchasing. The Fund will combine the value of your purchases of Class A Shares with the value of any other Fund shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse or (iv) your minor children’s trust or custodial accounts.

            PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.